10.14(b)
ASSIGNMENT
     FOR AND IN CONSIDERATION of value received, Casino Gaming International, Limited, Assignor, does hereby assign, transfer and convey unto Greenville Casino Partners, L.P., Assignee, all of Assignor’s rights in the leasehold interest and the moorage rights pertaining to the following described property identified as Parcels 5, 7.1 and 7.2 and located in Greenville, Washington County, Mississippi:
See the attached Exhibit “A”.
Said assignment shall inure to the benefit of the Grantee’s successors and assigns. Witness the signature of the Assignor, this the 13 day of December, 2001.

Casino Gaming International, Limited
By:	its sole stockholder, Greenville Casino Partners, L.P.

By:	Greenville Casino Partners, Inc., its General Partner

/s/ Michael J. Jacobson
By:	Michael J. Jacobson, Chairman

STATE OF MASSACHUSETTS
COUNTY OF MIDDLES EX
     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, MICHAEL J. JACOBSON, who severally acknowledged that he is the Chairman of Greenville Casino Partners, Inc., a corporation, and the General Partner of Greenville Casino Partners, L.P., sole stockholder of Casino Gaming International, Limited, and that for and on behalf of the Grantor and as its act and deed, he signed, sealed and delivered the foregoing instrument on the day and year therein mentioned, after having been first duly authorized so to do.
     Given under my hand and official seal this 13 day of December 2001.

/s/ Illegible
NOTARY PUBLIC

My Commission Expires:

A True Copy Attest CAROL A. SANCHEZ
NOTARY PUBLIC
My commission expires Jan 3, 2006

ASSIGNOR’S ADDRESS	ASSIGNEE’S ADDRESS

P. O. Box 1294	P. O. Box 1294
Greenville, MS 38702-1294	Greenville, MS 38702-1294
Phone: 662/335-5800	Phone: 662/335-5800
THIS INSTRUMENT WAS DRAFTED BY:
Marian S. Alexander, Esq.
MB #1326
LAKE TINDALL, LLP
127 Poplar Street
P. O. Box 918
Greenville, MS 38701-0918
(662)378-2121

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INDEXING INSTRUCTIONS

Parcel 5:	Part of Lot 2, Block 11, Bachelor Bend Addition

Parcel 7.1:	Part of Blocks 6 and 7, Bachelor Bend Addition
Part of Section 6, Township 18 North, Range 8 West

Parcel 7.2	Part of Blocks 6 and 7, Bachelor Bend Addition
Part of Section 6, Township 18 North, Range 4 West

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EXHIBIT “A”
PARCEL 5
(Leasehold — Casino Gaming International Limited)
(Jarnagin Property, Lease Agreement in Book 1824 at Page 493 and, Sublease Agreement in Book 1824 at Page 502)
East 77 feet of Lot 2, Block 11, Bachelor Bend Addition to the City of Greenville, Washington County, Mississippi.
SAID PARCEL being more particularly described on the plat of survey of same prepared by W. L. Burle, Engineers, P.A. dated December 20, 1997, revised February 19, 1998, as follows, to-wit:
PARCEL 5 (Jarnagin Lease) (As Per Survey)
Beginning at the Northeast Corner of Lot 2 of Block 11 of the Bachelor Bend Addition to the City of Greenville, Washington County Mississippi: thence S. 34°-30’W. 280.5 feet; thence N. 55°-30’ W. 39.68 feet along the South line of Lot 2 of said Block 11; thence N, 36°-11’-35° E. 3.18 feet; thence N. 55°-26’-30° W. 37.41 feet; thence N. 34°-30’ E. 277.28 feet to the South Right of Way of Central Street; thence S. 55°-30’ E. 77.0 feet to the Point of Beginning, being a part of Lot 2 of Block 11 of said Bachelor end Addition.
PARCEL 7
(Moorage Rights)
Parcel 7.1 (The Marina, Inc.)
Commencing at the Southeast corner of Block 8, Bachelor Bend Addition as the same appears of record in Deed Book “T”, Page 169, of the land records of Washington County, Mississippi, which corner is also the Northwest corner of Walnut and Central Street intersection: thence along the North right-of-way line of Central Street Extended, North 55°30’ West 481.47 feet to brass cap near water’s edge; thence North 34°30’ East 187.70 feet to a brass cap which is the North and of property herein leased end is also being the point of beginning; thence South 34°30’ West 350.0 feet to a brass cap which is the South end of frontage herein leased; being part of Blocks 6 and 7 of the Bachelor Bend Addition to the City of Greenville end the right-of-way of Central Avenue, as shown on the plat of the Bachelor Bend Addition of record in said Deed Book “T” , at Page 169, and being located in Section 6 of Township 18 North, Range 8 West, in the City of Greenville, Washington County, Mississippi.
Parcel 7.2 (Casino Gaming International, Limited)
Moorage rights upon a strip 65 feet in length, and extending East or West (as the case may be from time to time) to the East water’s edge of Lake Ferguson as it rises and falls (and extending eastward thereof as far as reasonably necessary for the safe moorage of barge(s) and vessel(s) as described in this Agreement), and fronting on the Greenville City wharf, North of the 350.0 foot strip leased in that certain Lease Agreement dated June 29, 1988, between The City Council of Greenville, Mississippi, and The Marina, Inc., which strip has the following legal description, to-wit:
Commencing at the Southeast corner of Block 8, Bachelor Bend Addition as the same appears of record in Deed Book “T”, Page 169, of the land records of Washington County, Mississippi, which corner is also the Northwest corner of Walnut and Central Street intersection; thence along the North right-of-way line of Central Street Extended, North

55°30’ West 481.47 feet to brass cap near water’s edge; thence North 34°30’ East 187.70 feet to a brass cap which is the North end of property herein leased and is also being the point of beginning; thence South 34°30’ West 350.0 feet to a brass cap which is the South end of frontage herein leased; being part of Blocks 6 and 7 of the Bachelor Bend Addition to the City of Greenville and the right-of-way of Central Avenue, as shown on the plat of the Bachelor Bend Addition of record in said Deed Book “T” , at Page 169, and being located in Section 8 of Township 18 North, Range 8 West, in the City of Greenville, Washington County, Mississippi.
INDEXING INSTRUCTIONS;

PARCEL 5	Part of Lot 2, Block 11, Bachelor Bend Addition
Parcel 7.1	Part of Blocks 6 and 7, Bachelor Bend Addition
Part of Section 6, Township 18 North, Range 8 West
Parcel 7.2	Part of Blocks 6 and 7, Bachelor Bend Addition
Part of Section 6, Township 18 North, Range 4 West